Other Long-Term Assets - Deposits (Details) - USD ($)		Sep. 30, 2020	Jun. 30, 2020	Jun. 30, 2019
Schedule of other long - term assets- deposits [Abstract]
Rental and utilities deposits		$ 72,076	$ 64,663	$ 60,435
Freight logistics deposits	[1]	3,027,209	2,910,327	2,994,271
Total other long-term assets - deposits		$ 3,099,285	$ 2,974,990	$ 3,054,706

[1]	Certain customers require the Company to pay certain deposits for the security of shipments and merchandise. These deposits are refundable at the end of their respective contract term. Approximately $2.8 million (RMB 20 million) of the balance was paid to BaoSteel Resources Co., Ltd. according to the agreement entered in March 2018. This refundable deposit is to cover any possible loss of merchandise, as well as any non-performance on the part of the Company and its vendors. The restricted deposit is expected be repaid to the Company when either the contract terms are expired by March 2023 or the contract is terminated by the Company.